UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2015
Date of Report (Date of earliest event reported)

GALA GLOBAL INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52044	42-1771014
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2780 South Jones Blvd., #3725, Las Vegas, Nevada		89146
(Address of principal executive offices)		(Zip Code)

(775) 321-8238
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Mr. Russell Anderson resigned as a director with the Company effective as of April 23, 2015.  Mr. Russell will remain with the Company as a consultant.  The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Paul Frank resigned as a director with the Company effective as of April 24, 2015.  The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

ITEM 9.01     Exhibits

(b)

Exhibit No.	Exhibit
17.1	Resignation of Russell Anderson
17.2	Resignation of Paul Frank

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 1, 2015	By:	/s/ George Lefevre
George Lefevre
	Title:	Chief Executive Officer